UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): July 15, 2002


                               ___________________

                          Commission File No. 333-69864

                               ___________________


                          LEASE INVESTMENT FLIGHT TRUST


                         State of Organization: Delaware
                    IRS Employer Identification No. 51-65219
       1100 North Market Street, Rodney Square North, Wilmington, Delaware
                           Telephone - (302) 651-1000





                       This document consists of 8 pages.
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Item 5.       Other Events.

Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of July 15, 2002, sent to the holders of the notes.



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


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   LEASE INVESTMENT FLIGHT TRUST
                                   (Registrant)





          July 15, 2002            By: /s/ David Treitel
        -----------------              --------------------------------------
                                       David Treitel
                                       Equity Trustee and Controlling Trustee

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